Putnam
Asia Pacific
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As we assess prospects for the economy and the markets in the aftermath of the September 11 tragedy, it is instructive to note how history has responded to other such momentous events. Almost without exception, but generally with a brief lag while investors digested the news, the stock market and the economy have eventually recovered.

There is no reason to believe that the pattern will be different this time. Many Asian economies were already declining before the attacks, but offered attractive underlying fundamentals. Monetary and fiscal policies already in place, as well as those initiatives now moving toward implementation, give added cause for optimism.

Over the next few months, your fund's managers will be making appropriate portfolio adjustments in response to the opportunities that may present themselves in the emerging environment. In the following report, they review your fund's performance during the fiscal year just ended and look at prospects for the year ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

Simon Davis
Carmel Peters
George W. Stairs

The 12 months ended September 30, 2001, were difficult for stocks around the world, and particularly in Asia. The region was hit hard, first by the global slump in technology and telecommunications equipment spending, and then by a broader economic slump in the United States and Europe. In September, the tragic terrorist attacks in the United States depressed Asian markets even further by sparking new political and economic uncertainties. Under these conditions, it is not surprising that Putnam Asia Pacific Growth Fund experienced a substantial decline in its 2001 fiscal year, which ended September 30.

Total return for 12 months ended 9/30/01

      Class A         Class B         Class C            Class M
    NAV     POP      NAV   CDSC      NAV   CDSC        NAV     POP
-----------------------------------------------------------------------
  -40.51% -43.94%  -40.99% -43.94%  -41.03% -41.62%  -40.86% -42.92%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* FUND WAS CAUTIOUSLY POSITIONED IN PROLONGED SLOWDOWN

Weak economic conditions in Asia had already pushed stock prices down before the September 11 attacks, but the subsequent increase in uncertainty caused an additional drop. More than a quarter of the fund's fiscal 2001 decline occurred during September. While we would not minimize the severity of the economic and political risks, our analysis of these conditions, based on comparison with similar historic events, such as the attack on Pearl Harbor in 1941, gives us reasons for confidence. The economic effects of such shocks have tended to be temporary as businesses and markets adjusted to the new conditions. Of course, past performance does not indicate future results and there are no guarantees that prior market trends will be duplicated.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

Japan            58.8%

Hong Kong         9.5%

Australia         9.0%

South Korea       5.5%

Taiwan            3.5%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


Most Asian markets are near the low point of their economic cycles, and we believe that improvements are on the horizon. In the fund's semiannual report last March, we described how Asian producers of computing and telecommunications equipment had seen sales growth evaporate as corporations cut back on capital investments. These industries rallied in April and May, only to fizzle when no real recovery materialized.

Meanwhile, Japan's economy, which had been experiencing modest growth, contracted in the spring of this year. At the same time, the United States, the destination of approximately $200 billion worth of Asian exports annually, posted growth of just 0.3% from April to June and contracted by 0.4% from July to October. The economic rebound we had anticipated by the end of 2001 is likely to be delayed until 2002 because of the September 11 events, which undercut consumer confidence and business investment.

In light of these conditions, we have sought to position the fund in companies that we believed could maintain stable cash flow and earnings. Holdings in the financial and utilities sectors proved to be among the fund's best performers. Examples included Westpac Banking of Australia and Hong Kong Electric Holdings. Although these holdings, as well as others mentioned in this report, were viewed favorably by fund management at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

In terms of markets, we increased exposure to Japan, where we saw stock valuations improving. For much of the year, we favored Hong Kong and Australia as well, although we took some profits on Australian holdings toward the end of the year and reduced exposure to Hong Kong as its economy weakened.

While market and sector positioning are important elements in our management strategy, the cornerstone is our stock selection. We look for companies that are achieving growth and have undervalued share prices. We avoid stocks that our analysis determines to be overvalued, as well as undervalued stocks if they lack significant growth potential. The integration of market, sector, and stock analysis allows us to address all types of risk and gives us a consistent method for comparing the variety of companies available in Asia.

* JAPAN SLUMPED IN SPITE OF POSITIVE POLICY DIRECTION

Japanese holdings represented more than half of the fund's investments during the fiscal period. While Japanese equities sank significantly, they still outperformed many of the smaller Asian markets. The Japanese stocks your fund owned performed generally better than the overall market.


"At least Asia has a financial cushion built up from booming exports in 1999 and 2000. Nations have slashed overseas borrowing and built up big stashes of foreign exchange. And governments are unveiling fiscal stimulus packages even as central banks slash interest rates."

-- BusinessWeek, October 8, 2001

We continue to favor globally competitive export-oriented companies. Among the fund's top-performing holdings was auto manufacturer Nissan, which undertook an extensive and positive restructuring during the fiscal year. We also owned Toyota and Honda, which maintained strong sales in the United States, protecting their profit margins at a critical time. Sony was also a large holding this year. We added to our position when the stock price declined after disappointing results for Playstation II sales.

In our opinion, the government of Prime Minister Junichiro Koizumi is moving policy in the right direction, although progress is slow. He took office in April and led his Liberal Democratic Party to a major victory in parliamentary elections in July. Mr. Koizumi has pledged to limit further public spending in order to keep the Japanese government out of a debt crisis. He also has put pressure on banks to resolve their bad loans, setting up an agency similar to the Resolution Trust Corporation in the United States, which forced many savings and loans into bankruptcy in order to free up capital for new investment. Mr. Koizumi still faces serious resistance to reform even within his own party, but with an 80% public approval rating, he hopes to rally Japanese citizens to support his measures.

While Japanese banks are still generally unappealing investments, we added consumer finance company Acom, which is benefiting from profitable lending and leasing operations. Other Japanese holdings are Matsushita Electric Works, which is restructuring, as well as copier and camera maker Canon. We believe these stocks may be solid long-term performers and we have added to the fund's positions during periods of price weakness.

* AUSTRALIA AND SOUTH KOREA BROADLY ATTRACTIVE

In comparison to the fund's benchmark index, we maintained an overweight position in Australia during the year and continue to favor it. Under the leadership of prime minister John Howard during the past several years, Australia's economy has grown faster than that of the United States. We consider it one of the few countries likely to avoid a recession this year. Australian banks are particularly attractive because they are well managed and undervalued compared with their international counterparts. The fund also has some exposure to Australia's natural-resource sector in BHP. Unfortunately, News Corp., the owner of Fox Network in the United States, has been a disappointing holding because U.S. advertising revenues have fallen.

About 5% to 7% of the fund was invested in South Korea, a market we view positively. The government has low debt, banks have gotten control of their bad loans, and corporations have extensively restructured since the Asian crisis in 1998. The fund's largest Korean holding is Samsung Electronics, which we consider to be one of the best-managed technology companies in the world. Its stock was down this year, but it still outperformed many other global technology companies. We believe the telecommunications sector still offers long-term growth potential, and your fund owns two Korean telecom companies, SK Telecom and Korea Telecom.

* CURRENT UNCERTAINTY LIKELY TO GIVE WAY TO IMPROVEMENT

Although global markets are still troubled by economic and political uncertainty, we believe that the stage is nonetheless set for improvement in 2002. Consumer spending and business investment are in the process of bottoming out globally, and several factors should eventually spark a recovery in Asia and the rest of the world. We believe the primary catalyst will be the monetary easing undertaken by central banks, including the Bank of Japan, to stimulate demand and boost liquidity.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Toyota Motor Corp.
Japan
Automotive

Sony Corp.
Japan
Consumer cyclicals

Canon, Inc.
Japan
Office equipment and supplies

Nippon Telegraph and Telephone Corp.
Japan
Telecommunications

NTT DoCoMo, Inc. 144A
Japan
Telecommunications

Honda Motor Co., Ltd.
Japan
Automotive

Matsushita Electric Industrial Co.
Japan
Consumer cyclicals

KAO Corp.
Japan
Consumer goods

Samsung Electronics Co., Ltd.
South Korea
Electronics

Seven-Eleven Japan Co., Ltd.
Japan
Retail

Footnote reads:
These holdings represent 21.7% of the fund's net assets as of 9/30/01. Portfolio holdings will vary over time.


Japan may face more difficult conditions than other Asian markets. Resolving the country's bad loan crisis while capping public expenditures could cause a sharp rise in unemployment. Viewed positively, however, the current sense of global crisis may make the Japanese more willing to accept tough reforms. Your fund's Japanese holdings are more dependent on global conditions than on Mr. Koizumi's program. These high-quality, globally competitive automobile and electronics companies would benefit early from a global upswing.

In the rest of Asia, we have generally favored the most attractive markets, such as Australia and South Korea. We have trimmed exposure to Hong Kong, Singapore, and Taiwan.

With regard to sectors, the fund is broadly diversified. The technology sector's rebound is likely to lag a rebound in the rest of the global economy. We believe the portfolio is positioned in the strongest Asian markets and stocks and that our selections can help the fund limit risk and pursue improved performance in the 2002 fiscal year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single region may be subject to more volatility than funds investing in a diverse group of regions.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

We are also pleased to announce the addition of George W. Stairs to your fund's management team. George is a senior portfolio manager in the International Core Equity group and has been with Putnam since 1994. He has 15 years of investment experience.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation through common stocks and other securities of Asian and Pacific Basin companies.



TOTAL RETURN FOR PERIODS ENDED 9/30/01

                       Class A            Class B            Class C            Class M
(inception dates)     (2/20/91)          (6/1/93)           (7/26/99)           (2/1/95)
                     NAV     POP        NAV    CDSC        NAV     CDSC        NAV    POP
----------------------------------------------------------------------------------------------
1 year             -40.51% -43.94%    -40.99% -43.94%    -41.03%  -41.62%    -40.86% -42.92%
----------------------------------------------------------------------------------------------
5 years            -33.16  -37.00     -35.63  -36.74     -35.64   -35.64     -34.85  -37.12
Annual average      -7.74   -8.83      -8.43   -8.75      -8.44    -8.44      -8.21   -8.86
----------------------------------------------------------------------------------------------
10 years            22.31   15.32      13.41   13.41      13.39    13.39      16.03   11.95
Annual average       2.03    1.44       1.27    1.27       1.26     1.26       1.50    1.14
----------------------------------------------------------------------------------------------
Annual average
(life of fund)       1.34    0.78       0.57    0.57       0.58     0.58       0.80    0.46
----------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                                MSCI               Consumer
                            Pacific Index         price index
-----------------------------------------------------------------------------
1 year                        -34.38%                2.65%
-----------------------------------------------------------------------------
5 years                       -37.74                12.93
Annual average                 -9.04                 2.46
-----------------------------------------------------------------------------
10 years                      -20.87                29.88
Annual average                 -2.31                 2.65
-----------------------------------------------------------------------------
Annual average
(life of fund)                 -2.60                 2.67
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/91

                Fund's class A         MSCI Pacific         Consumer price
Date            shares at POP             Index                 index

9/30/91             9,425                10,000                10,000
9/30/92             9,533                 8,444                10,299
9/30/93            13,477                11,854                10,576
9/30/94            17,137                12,888                10,889
9/30/95            16,428                12,332                11,166
9/30/96            17,253                12,711                11,501
9/30/97            17,853                11,080                11,757
9/30/98            11,699                 7,144                11,924
9/30/99            20,097                12,227                12,230
9/30/00            19,385                12,059                12,653
9/30/01           $11,532                $7,913               $12,988

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $11,341 and $11,339, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $11,603 ($11,195 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION* 12 MONTHS ENDED 9/30/01

                  Class A          Class B         Class C         Class M
------------------------------------------------------------------------------
Share value:    NAV     POP          NAV             NAV         NAV     POP
------------------------------------------------------------------------------
9/30/00       $12.91  $13.70       $12.59          $12.82      $12.75   $13.21
------------------------------------------------------------------------------
9/30/01         7.68    8.15         7.43            7.56        7.54     7.81
------------------------------------------------------------------------------

*The fund did not make any distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and generally no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of equity securities issued by companies located in five Asian countries. All values are expressed in U.S. dollars. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Asia Pacific Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Growth Fund, including the fund's portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Growth Fund as of September 30, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.
                                                       KPMG  LLP
Boston, Massachusetts
November 2, 2001



THE FUND'S PORTFOLIO
September 30, 2001

COMMON STOCKS (90.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (9.0%)
-------------------------------------------------------------------------------------------------------------------
            232,866 AMP, Ltd.                                                                         $   2,083,793
            651,802 BHP Billiton, Ltd.                                                                    2,758,761
            161,432 Brambles Industries, Ltd.                                                               817,049
            135,602 Commonwealth Bank of Australia                                                        1,745,893
            456,579 Foster's Brewing Group, Ltd.                                                          1,123,900
             71,981 National Australia Bank, Ltd.                                                           911,141
             77,300 News Corp., Ltd. (The)                                                                  472,838
             99,393 News Corp., Ltd. (The) ADR                                                            2,395,371
            458,334 Telstra Corporation, Ltd.                                                             1,184,744
            356,555 Westpac Banking Corp.                                                                 2,337,559
            114,233 Woodside Petroleum, Ltd.                                                                778,209
            224,570 Woolworths, Ltd.                                                                      1,312,748
                                                                                                      -------------
                                                                                                         17,922,006

Hong Kong (9.5%)
-------------------------------------------------------------------------------------------------------------------
            183,000 Cheung Kong Holdings, Ltd.                                                            1,425,398
            568,100 China Mobile, Ltd. (NON)                                                              1,806,406
            538,800 CLP Holdings, Ltd.                                                                    2,072,467
          1,320,000 CNOOC, Ltd.                                                                           1,320,102
            190,300 Hang Seng Bank, Ltd.                                                                  1,970,245
          1,195,900 Hong Kong and China Gas Co., Ltd.                                                     1,494,990
            208,500 Hong Kong Electric Holdings, Ltd.                                                       801,985
            372,300 Hutchison Whampoa, Ltd.                                                               2,768,598
            909,743 Johnson Electric Holdings, Ltd.                                                         828,163
          1,124,000 Li & Fung, Ltd.                                                                       1,066,441
            287,000 Sun Hung Kai Properties, Ltd.                                                         1,828,846
            377,500 Swire Pacific, Ltd.                                                                   1,420,574
                                                                                                      -------------
                                                                                                         18,804,215

Japan (58.8%)
-------------------------------------------------------------------------------------------------------------------
             13,600 Acom Co., Ltd.                                                                        1,200,336
             13,600 Acom Co., Ltd. 144A                                                                   1,200,336
             16,900 Aiful Corp.                                                                           1,419,214
            217,000 Asahi Chemical Industry Co., Ltd.                                                       728,922
            162,000 Canon, Inc.                                                                           4,448,606
            100,000 Denso Corp.                                                                           1,427,612
                333 East Japan Railway Co.                                                                2,010,640
              9,500 Fast Retailing Co., Ltd.                                                              1,068,231
             68,000 Fuji Photo Film Co., Ltd.                                                             2,341,283
                100 Fujisawa Pharmaceutical Co.                                                               2,280
            246,000 Fujitsu, Ltd.                                                                         2,063,772
             32,100 Hitachi Information Systems, Ltd.                                                       919,222
            109,000 Honda Motor Co., Ltd.                                                                 3,542,408
             77,000 INES Corp.                                                                              804,400
             17,600 ITO EN, Ltd.                                                                            870,541
                268 Japan Telecom Co., Ltd.                                                                 834,968
                217 Japan Tobacco, Inc.                                                                   1,578,116
            130,000 KAO Corp.                                                                             3,204,148
              7,800 Keyence Corp.                                                                         1,048,035
             89,000 Kinden Corp.                                                                            570,264
            176,000 Kirin Brewery Co., Ltd.                                                               1,344,978
            303,000 Konica Corp.                                                                          1,664,108
             29,000 Kyocera Corp.                                                                         1,894,693
             49,500 Kyorin Pharmaceutical Co., Ltd.                                                       1,195,100
            263,000 Matsushita Electric Industrial Co.                                                    3,224,555
            230,000 Matsushita Electric Works, Ltd.                                                       1,852,284
             26,500 MISUMI Corp.                                                                            758,860
                227 Mitsubishi Tokyo Finance Group, Inc.                                                  1,772,842
            167,000 Mitsui Sumitomo Insurance Co., Ltd.                                                     938,218
             19,700 Murata Manufacturing Co., Ltd.                                                        1,129,921
            138,000 NEC Corp.                                                                             1,127,595
                 56 NET One Systems Co., Ltd.                                                               799,463
            251,000 Nikko Securities Co., Ltd.                                                            1,334,254
             20,500 Nintendo Co., Ltd.                                                                    2,945,541
                851 Nippon Telegraph and Telephone Corp.                                                  3,973,430
              5,850 Nippon Television Network Corp.                                                       1,343,122
                224 Nippon Unipac Holding                                                                 1,175,680
            592,000 Nissan Motor Co., Ltd.                                                                2,470,810
             60,000 Nissin Food Products Co., Ltd.                                                        1,292,408
            175,000 Nomura Securities Co., Ltd.                                                           2,288,168
                155 NTT DoCoMo, Inc.                                                                      2,095,650
                270 NTT DoCoMo, Inc. 144A                                                                 3,650,487
              8,700 Obic Co., Ltd.                                                                        1,613,898
            138,900 OMRON Corp.                                                                           1,806,820
             14,100 Orix Corp.                                                                            1,178,158
             28,300 Rohm Co., Ltd.                                                                        2,756,802
            163,800 Sankyo Co., Ltd.                                                                      2,895,524
             75,000 Seven-Eleven Japan Co., Ltd.                                                          3,035,774
             55,000 Shin-Etsu Chemical Co.                                                                1,547,279
            126,100 Sony Corp.                                                                            4,648,799
            382,000 Sumitomo Chemical Co., Ltd.                                                           1,372,990
            289,000 Sumitomo Corp.                                                                        1,553,242
            108,000 Sumitomo Electric Industries, Ltd.                                                      967,719
            181,600 Sumitomo Mitsui Banking Corp.                                                         1,302,372
             63,000 Takeda Chemical Industries                                                            2,909,809
            102,000 Tokio Marine & Fire Insurance Co., Ltd. (The)                                           941,367
             84,400 Tokyo Electric Power Co.                                                              2,105,039
            320,000 Tokyo Gas Co., Ltd.                                                                   1,053,409
            134,000 Toppan Printing Co., Ltd.                                                             1,265,956
            401,900 Toyota Motor Corp.                                                                   10,327,628
             22,000 Trend Micro, Inc. (NON)                                                                 377,813
             26,000 Yamada Denki Co., Ltd.                                                                1,689,956
                                                                                                      -------------
                                                                                                        116,905,855

Singapore (3.5%)
-------------------------------------------------------------------------------------------------------------------
             48,000 Flextronics International, Ltd. (NON)                                                   793,920
            310,400 Overseas-Chinese Banking Corp.                                                        1,660,974
            180,000 Singapore Airlines, Ltd.                                                                815,402
            115,000 Singapore Press Holdings, Ltd.                                                        1,028,879
            302,000 United Overseas Bank, Ltd.                                                            1,641,676
            190,500 Venture Manufacturing, Ltd.                                                             943,870
                                                                                                      -------------
                                                                                                          6,884,721

South Korea (5.5%)
-------------------------------------------------------------------------------------------------------------------
             53,700 Hyundai Motor Co., Ltd.                                                                 689,198
             68,670 Kookmin Bank                                                                            844,604
             69,150 Korea Electric Power Corp.                                                            1,109,358
             83,163 Korea Telecom Corp. ADR                                                               1,521,051
             16,100 Pohang Iron & Steel Company, Ltd.                                                       992,567
             29,097 Samsung Electronics Co., Ltd.                                                         3,111,979
             36,400 Samsung Securities Co., Ltd. (NON)                                                      791,123
            102,200 SK Telecom Co., Ltd. ADR                                                              1,884,568
                                                                                                      -------------
                                                                                                         10,944,448

Taiwan (3.5%)
-------------------------------------------------------------------------------------------------------------------
            112,498 ASE Test, Ltd. (NON)                                                                    866,235
            277,500 Asustek Computer, Inc. GDR                                                              833,466
            249,500 Bank Sinopac (NON)                                                                       94,124
          1,772,000 Chinatrust Commercial Bank                                                              905,026
          1,080,000 Compal Electronics, Inc.                                                                808,590
            328,656 Hon Hai Precision Industry                                                            1,039,568
          1,220,962 Taiwan Semiconductor Manufacturing Co. (NON)                                          1,654,641
          1,023,400 United Microelectronics Corp. (NON)                                                     798,882
                                                                                                      -------------
                                                                                                          7,000,532

Thailand (0.5%)
-------------------------------------------------------------------------------------------------------------------
             94,000 Advanced Info Service Public Co., Ltd.                                                1,006,387
                                                                                                      -------------
                    Total Common Stocks (cost $218,692,744)                                           $ 179,468,164
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.0%) (a) (cost $1,990,289)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         2,000,000 U.S. Treasury Bill zero %, December 13, 2001 (SEG)                                $   1,989,050

UNITS (0.7%) (a) (cost $2,320,458)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             28,963 Infosys Technologies, Ltd. 144A Structured Call Warrants,
                    expiration 7/16/02 (issued by UBS AG) (India)                                      $  1,441,092
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $223,003,491) (b)                                          $182,898,306
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $198,810,232.

  (b) The aggregate identified cost on a tax basis is $231,436,455, resulting in gross unrealized appreciation and depreciation of $975,959 and $49,514,108, respectively, or net unrealized depreciation of $48,538,149.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2001
(aggregate face value $7,322,536)
                                                                  Unrealized
                                    Aggregate Face  Delivery     Appreciation/
                     Market Value        Value        Date      (Depreciation)
------------------------------------------------------------------------------
Australian Dollar     $3,739,736      $3,699,456   12/31/2001      $40,280
Hong Kong Dollar       3,623,043       3,623,080   10/30/2001          (37)
------------------------------------------------------------------------------
                                                                   $40,243
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2001

                                    Aggregate Face  Expiration     Unrealized
                     Total Value         Value        Date        Appreciation
------------------------------------------------------------------------------
Hang Sang Index
(Long)                $4,092,623      $3,820,226      Oct-01      $272,397
SPI 200 Index
(Long)                 3,898,390       3,758,884      Dec-01       139,506
------------------------------------------------------------------------------
                                                                  $411,903
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $223,003,491) (Note 1)    $182,898,306
-------------------------------------------------------------------------------------------
Cash                                                                              2,876,528
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,764,996)                                                1,744,117
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                     272,982
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           11,082,907
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      623,905
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            652,523
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                              40,280
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                            47,357
-------------------------------------------------------------------------------------------
Total assets                                                                    200,238,905

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     25,544
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          478,579
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        442,749
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          236,484
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        31,966
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,424
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              146,269
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                     37
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                                4,057
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               60,564
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,428,673
-------------------------------------------------------------------------------------------
Net assets                                                                     $198,810,232

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $385,674,869
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (1,314,523)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (145,650,365)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                    (39,899,749)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $198,810,232

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($112,771,715 divided by 14,679,673 shares)                                           $7.68
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.68)*                                $8.15
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($78,451,743 divided by 10,558,821 shares)**                                          $7.43
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,859,784 divided by 378,134 shares)**                                              $7.56
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,726,990 divided by 626,925 shares)                                                $7.54
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.54)*                                $7.81
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividend (net foreign tax of $281,785)                                        $   3,521,264
-------------------------------------------------------------------------------------------
Interest                                                                            203,209
-------------------------------------------------------------------------------------------
Securities lending income                                                               403
-------------------------------------------------------------------------------------------
Total investment income                                                           3,724,876
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,355,796
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,012,390
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    20,332
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,380
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               391,997
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,224,991
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                67,192
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                57,453
-------------------------------------------------------------------------------------------
Other                                                                               534,845
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,673,376
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (507,889)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,165,487
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,440,611)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (31,186,836)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     407,121
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,038,425)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                  111,255
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                              (108,230,459)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (139,937,344)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(141,377,955)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (1,440,611) $    (4,849,068)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                         (31,818,140)      80,687,959
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                         (108,119,204)     (67,905,348)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (141,377,955)       7,933,543
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --       (2,586,921)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,051,311)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (42,443)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (102,650)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (93,516,815)     (56,799,311)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (234,894,770)     (52,649,093)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     433,705,002      486,354,095
--------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss and distributions in excess of net investment
income of $1,314,523 and $11,065,846, respectively)                  $198,810,232     $433,705,002
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.91       $13.49        $8.83       $13.58       $13.63
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.08)        (.01)         .11          .05
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.22)        (.37)        5.79        (4.77)         .41
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.23)        (.45)        5.78        (4.66)         .46
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.13)       (1.11)        (.09)        (.43)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.01)          --         (.08)
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.13)       (1.12)        (.09)        (.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.68       $12.91       $13.49        $8.83       $13.58
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (40.51)       (3.54)       71.79       (34.47)        3.47
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $112,772     $232,355     $248,255     $240,978     $515,107
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.58         1.38         1.46         1.46         1.50
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.15)        (.49)        (.14)        1.05          .40
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                120.35       150.42       183.18       128.25        89.77
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.59       $13.20        $8.68       $13.34       $13.41
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.09)        (.19)        (.10)         .03         (.06)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.07)        (.36)        5.70        (4.69)         .41
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.16)        (.55)        5.60        (4.66)         .35
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.06)       (1.07)          --         (.36)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.01)          --         (.06)
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.06)       (1.08)          --         (.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.43       $12.59       $13.20        $8.68       $13.34
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (40.99)       (4.27)       70.58       (34.93)        2.66
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $78,452     $179,385     $221,291     $100,331     $199,036
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.33         2.13         2.21         2.21         2.25
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.89)       (1.25)        (.91)         .32         (.45)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                120.35       150.42       183.18       128.25        89.77
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                  Year ended        July 26, 1999+
operating performance                       Sept. 30          to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.82       $13.48       $12.15
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.10)        (.17)        (.02)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.16)        (.38)        1.35
---------------------------------------------------------------------------
Total from
investment operations                  (5.26)        (.55)        1.33
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --         (.11)          --
---------------------------------------------------------------------------
Total distributions                       --         (.11)          --
---------------------------------------------------------------------------
Net asset value,
end of period                          $7.56       $12.82       $13.48
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (41.03)       (4.24)       10.95*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,860      $11,040       $2,308
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.33         2.13          .41*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.98)       (1.07)        (.19)*
---------------------------------------------------------------------------
Portfolio turnover (%)                120.35       150.42       183.18
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.75       $13.35        $8.78       $13.46       $13.54
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.07)        (.16)        (.08)         .06         (.02)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.14)        (.36)        5.76        (4.74)         .41
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.21)        (.52)        5.68        (4.68)         .39
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.08)       (1.10)          --(d)      (.40)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.01)          --         (.07)
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.08)       (1.11)          --         (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.54       $12.75       $13.35        $8.78       $13.46
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (40.86)       (4.01)       70.88       (34.75)        2.93
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,727      $10,925      $14,500       $5,488      $10,304
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.08         1.88         1.96         1.96         2.00
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.66)       (1.05)        (.69)         .57         (.17)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                120.35       150.42       183.18       128.25        89.77
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Distributions from net investment income amounted to less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001

Note 1
Significant accounting policies

Putnam Asia Pacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Effective March 15, 2001, a redemption fee of 1.00% of the total redemption amount will apply to any shares purchased after March 15, 2001 that are held for less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2001, the fund did not have any outstanding loaned securities.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2001, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $103,812,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $101,321,000    September 30, 2007
     2,491,000    September 30, 2009

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, both realized and unrealized gains and losses on certain futures contracts, both realized and unrealized gains and losses on passive foreign investment companies and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2001, the fund reclassified $11,191,934 to decrease accumulated net investment loss and $4,428,279 to decrease paid-in-capital, with an increase to accumulated net realized losses of $6,763,655. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2001, the fund's expenses were reduced by $507,889 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $775 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $35,440 and $1,686 from the sale of class A and class M shares, respectively, and received $338,311 and $4,938 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares. For the year ended September 30, 2001, Putnam Retail Management, acting as underwriter received $77,689 on class A redemptions and no monies on class M redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $346,813,356 and $448,786,337, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,420,205       $ 584,987,948
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            54,420,205         584,987,948

Shares
repurchased                                (57,734,377)       (633,297,367)
---------------------------------------------------------------------------
Net decrease                                (3,314,172)      $ (48,309,419)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,204,762       $ 958,303,558
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  142,316           2,339,346
---------------------------------------------------------------------------
                                            63,347,078         960,642,904

Shares
repurchased                                (63,753,966)       (984,560,514)
---------------------------------------------------------------------------
Net decrease                                  (406,888)      $ (23,917,610)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,506,589        $ 26,421,911
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,506,589          26,421,911

Shares
repurchased                                 (6,191,603)        (63,929,172)
---------------------------------------------------------------------------
Net decrease                                (3,685,014)       $(37,507,261)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,384,074       $ 159,533,155
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   55,644             896,987
---------------------------------------------------------------------------
                                            10,439,718         160,430,142

Shares
repurchased                                (12,966,457)       (200,457,909)
---------------------------------------------------------------------------
Net decrease                                (2,526,739)      $ (40,027,767)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,876,122        $ 31,136,424
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,876,122          31,136,424

Shares
repurchased                                 (3,359,066)        (36,033,428)
---------------------------------------------------------------------------
Net decrease                                  (482,944)       $ (4,897,004)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,789,923        $ 58,196,914
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,996              32,759
---------------------------------------------------------------------------
                                             3,791,919          58,229,673

Shares
repurchased                                 (3,102,101)        (46,252,302)
---------------------------------------------------------------------------
Net increase                                   689,818        $ 11,977,371
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,904,584        $ 32,049,146
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,904,584          32,049,146

Shares
repurchased                                 (3,134,356)        (34,852,277)
---------------------------------------------------------------------------
Net decrease                                  (229,772)       $ (2,803,131)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,740,202        $ 41,333,295
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,427              88,412
---------------------------------------------------------------------------
                                             2,745,629          41,421,707

Shares
repurchased                                 (2,975,383)        (46,253,012)
---------------------------------------------------------------------------
Net decrease                                  (229,754)       $ (4,831,305)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $3,624,472. Taxes paid to foreign countries were $281,785.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President

Simon Davis
Vice President and Fund Manager

Carmel Peters
Vice President and Fund Manager

George W. Stairs
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN001-76215  844/193/470  11/01